UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21894

Cohen & Steers Asia Pacific Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

To Our Shareholders:

We are pleased to submit to you our report for the year ended October 31, 2008. The net asset values (NAV) per share at that date were $6.97, $6.93 and $6.98 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in net asset value, for the fund and the comparative benchmarks were:

	Six Months Ended October 31, 2008	Year Ended October 31, 2008
Cohen & Steers Asia Pacific Realty Shares Fund—Class A	–44.84%	–53.78%
Cohen & Steers Asia Pacific Realty Shares Fund—Class C	–45.08%	–54.10%
Cohen & Steers Asia Pacific Realty Shares Fund—Class I	–44.77%	–53.64%
FTSE EPRA/NAREIT Asia Real Estate Index[a]	–49.59%	–58.22%
S&P/Citigroup BMI Asia Pacific Property Index[a]	–47.83%	–57.16%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower.

Investment Review

Asia Pacific real estate securities declined sharply in the 12 months ended October 31, dropping further, in a remarkably difficult year, than those in North America and Europe. The region had been a strong performer for most of 2007, until the fourth quarter, when it began to feel the effects of the capital markets turmoil that started in the United States and spread to Europe. Although its financial institutions were largely untouched by the credit crisis, the resulting economic slowdown spread to the region and triggered a sharp sell-off in equities.

a  The FTSE EPRA/NAREIT Asia Real Estate Index is an unmanaged portfolio of approximately 74 constituents from five countries in the Asia region. The S&P/Citigroup BMI Asia Pacific Property Index is an unmanaged portfolio of approximately 180 constituents from five countries in the Asia Pacific region.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

The last two months of the fund's fiscal year were particularly volatile as declining investor and lender confidence pushed the world's economies to the brink of a recession. In a remarkable spirit of cooperation, governments around the world took the following steps in October to restore liquidity and stimulate growth:

•  The U.S. Congress passed the $700 billion Troubled Asset Relief Program (TARP) package, which allowed the federal government to invest in commercial banks to bolster their capital

•  Central banks around the world coordinated a 50 basis point (0.5%) cut in interest rates to stimulate their economies

•  The Bank of England provided up to £50 billion to troubled U.K. banks in what amounted to a partial nationalization of the banking system

•  Governments and central banks in Asia Pacific cut interest rates and stabilized their currencies

The decline was broad-based and steep

Asia Pacific real estate securities markets plunged, led by Hong Kong (–61.5%),1 2007's best performer. Hong Kong struggled with the challenges caused by failing U.S. financial institutions (its currency is linked to the dollar), an economic slowdown in China, which had accounted for much of its earlier growth, and a slump in global demand that weakened its export-based economy.

Japan (–52.4%) was hindered by the volatility in global equity markets, along with a surge in the yen against the U.S. dollar and the euro—a threat to exports in an already fragile economy. Fundamentals in the Tokyo office market, however, remained firm until late in the period. As the year progressed and the economic crisis intensified, demand for office space softened and asking rents eased. Conditions worsened when both foreign and domestic financial institutions scaled back their real estate lending, making it difficult for J-REITs without strong sponsorship to obtain financing. Share prices fell sharply in response.

For much of the period's first half, Australia's property securities market (–53.7%) suffered from a hangover caused by Centro Properties Group's inability to refinance AUD$2.7 billion of maturing debt. The market strengthened and outperformed over the last two months in response to the Reserve Bank of Australia's (RBA) 25 basis-point interest-rate cut in September—the first in seven years. The reduction was especially noteworthy given the RBA's preceding view that core inflation was trending above target. Concerns about weakening consumer strength and business confidence, however, appear to have trumped the central bank's previously hawkish position.

Singapore (–61.0%) initially declined on concerns about rich valuations at the end of 2007, on expectations of an oversupply of office and hotels in response to government incentives and as a result of a slowing housing market. Real estate securities fell further later in the fund's fiscal year as a slowing global economy led to a decrease in demand for office space by overseas financial institutions. Real estate securities were also hampered by declining gross domestic product and a fall in tourism.

1  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Asia Real Estate Index.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Asia Pacific Total Returns in Local Currencies
November 1, 2007–October 31, 2008

Source: Wilshire

Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Asia Real Estate Index.

Stock selection helped relative performance

The fund had a steep decline in a year that was challenging to all asset classes, but outperformed its benchmark. Stock selection was generally favorable, particularly in Hong Kong and Australia, where it dwarfed the negative effects of our overweight and underweight positions, respectively. In Hong Kong, stock selection in diversified property companies, combined with our overweight in the office and underweight in the residential sectors, provided an assist to relative return. In Australia, relative performance was helped by stock selection and our underweight in retail real estate operators (we did not own Centro).

Stock selection in Japan was also generally favorable during the period. Stock selection in Singapore, in particular diversified property companies, detracted from relative performance.

The U.S. dollar strengthened against most other currencies in the period, which had a detrimental effect on U.S. dollar investors' returns.

Investment Outlook

We are encouraged by the coordinated actions of governments and central banks to restore liquidity to markets, support the global financial system and respond promptly to negative economic indicators. Although the monetary stimulus has encouraged banks to lend to each other, it has fallen short of reviving corporate lending. If Asia Pacific's economies fall into recession as expected, the lack of corporate credit could prolong the economic downturn.

Hong Kong's slowing economy has eased inflation pressures. Declining housing supply may bring about a shortage; however, the global economic slowdown, financial-service job losses, and higher local mortgage rates should result in softening demand. In Japan, we believe that creditworthiness and strong ties to major banks are critical factors in an environment of cautious lending and low liquidity.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Development financing remain difficult to obtain in Australia, which should limit new supply and offset softer demand. With regard to the securities market, tight credit could prompt property companies to issue more stock and thus dilute shareholder equity.

Singapore's slowing economy could hinder demand. On the supply side, however, recent government policies aimed at increasing office and residential construction have been curtailed. Singapore also has equity-issuance risk, similar to Australia; many Singapore REITs may need to raise equity to restructure their balance sheets in a tight credit environment.

Quality companies at a discount

Property companies, including the strongest, are cheap on an absolute basis, and trade at very low valuations as measured by dividend yields, cash flow multiples and discounts to NAV. We may well see more distressed selling in 2009, which could create opportunities for companies with strong balance sheets and access to capital to play offense. These companies continue to be our focus.

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	LUKE SULLIVAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Performance Review (Unaudited)

Cohen & Steers Asia Pacific Realty Shares—Class A

Growth of a $10,000 Investment

Cohen & Steers Asia Pacific Realty Shares—Class C

Growth of a $10,000 Investment

Cohen & Steers Asia Pacific Realty Shares—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns For Periods Ending October 31, 2008

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–55.86%[b]	–54.56%[c]	—
1 Year (without sales charge)	–53.78%	–54.10%	–53.64%
Since Inception[d] (with sales charge)	–16.80%[b]	–15.66%	—
Since Inception[d] (without sales charge)	–15.09%	–15.66%	–14.80%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The annulized gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2008 prospectuses were as follows: Class A—1.86% and 1.80%; Class C—2.51% and 2.45%; and Class I—1.50% and 1.45%. Through October 31, 2009, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's annual operating expenses at 1.80% for Class A shares, 2.45% for Class C shares and 1.45% for Class I shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of July 31, 2006

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008—October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008– October 31, 2008
Class A
Actual (–44.84% return)	$1,000.00	$551.60	$7.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.09	$9.12
Class C
Actual (–45.08% return)	$1,000.00	$549.20	$9.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.82	$12.40
Class I
Actual (–44.77% return)	$1,000.00	$552.30	$5.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.85	$7.35

*  Expenses are equal to the fund's Class A, Class C and Class I annualized expense ratio of 1.80%, 2.45% and 1.45%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.84%, 2.49% and 1.48%, respectively.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

OCTOBER 31, 2008

Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Westfield Group	$14,391,731	16.6%
Mitsubishi Estate Co., Ltd.	10,319,149	11.9
Sun Hung Kai Properties Ltd.	10,074,341	11.7
Mitsui Fudosan Co., Ltd.	8,201,630	9.5
Hongkong Land Holdings Ltd. (USD)	4,155,133	4.8
Link REIT	3,536,941	4.1
AEON Mall Co., Ltd.	3,305,439	3.8
Stockland	3,255,762	3.8
CapitaLand Ltd.	3,106,455	3.6
Hang Lung Properties Ltd.	3,061,696	3.5

Country Breakdown

(Based on Long-Term Market Value)
(Unaudited)

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

October 31, 2008

		Number of Shares	Value
COMMON STOCK	100.9%
AUSTRALIA	27.8%
DIVERSIFIED	6.4%
Dexus Property Group		3,063,976	$1,526,911
Mirvac Group		1,326,099	793,133
Stockland		1,210,734	3,255,762
			5,575,806
INDUSTRIAL	1.1%
Goodman Group		1,465,879	922,263
OFFICE	1.1%
Commonwealth Property Office Fund		1,041,411	920,250
RETAIL	19.2%
CFS Retail Property Trust		1,612,020	2,168,381
Macquarie CountryWide Trust		550,392	87,975
Westfield Group		1,303,040	14,391,731
			16,648,087
TOTAL AUSTRALIA			24,066,406
CHINA	0.3%
DIVERSIFIED
China Overseas Land & Investment Ltd.		202,000	228,112
HONG KONG	32.2%
DIVERSIFIED	23.3%
Great Eagle Holdings Ltd.		510,844	586,454
Hang Lung Properties Ltd.		1,253,000	3,061,696
Henderson Land Development Company Ltd.		826,890	2,990,356
Hysan Development Company Ltd.		1,660,000	2,602,979
Kerry Properties Ltd.		333,340	837,365
Sun Hung Kai Properties Ltd.		1,149,895	10,074,341
			20,153,191
OFFICE	4.8%
Hongkong Land Holdings Ltd. (USD)		1,527,900	4,155,133

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

		Number of Shares	Value
RETAIL	4.1%
Link REIT		1,978,138	$3,536,941
TOTAL HONG KONG			27,845,265
JAPAN	35.1%
DIVERSIFIED	25.7%
Kenedix Realty Investment Corp.		25	36,234
Mitsubishi Estate Co., Ltd.		577,672	10,319,149
Mitsui Fudosan Co., Ltd.		470,189	8,201,630
NTT Urban Development Corp.		2,754	2,825,353
Sumitomo Realty & Development Co., Ltd.		49,000	798,349
			22,180,715
OFFICE	4.3%
Japan Real Estate Investment Corp.		186	1,647,047
Nippon Building Fund		129	1,239,559
Nomura Real Estate Office Fund		147	835,727
			3,722,333
RETAIL	5.1%
AEON Mall Co., Ltd.		133,900	3,305,439
Japan Retail Fund Investment Corp.		306	1,105,148
			4,410,587
TOTAL JAPAN			30,313,635
SINGAPORE	5.5%
DIVERSIFIED	3.8%
CapitaLand Ltd.		1,550,000	3,106,455
Mapletree Logistics Trust		591,000	167,829
			3,274,284
INDUSTRIAL	1.1%
Ascendas REIT		869,000	967,002
OFFICE	0.0%
CapitaCommercial Trust		11,000	7,557

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

		Number of Shares	Value
RETAIL	0.6%
CapitaMall Trust		377,000	$499,942
TOTAL SINGAPORE			4,748,785
TOTAL COMMON STOCK[a] (Identified cost—$120,952,984)			87,202,203
		Number of Rights
RIGHTS	0.0%
AUSTRALIA
Goodman Group, expire 11/21/08[a,b] (Identified cost—$0)		561,559	13,062
		Number of Shares
SHORT-TERM INVESTMENT	2.7%
MONEY MARKET FUND
Federated U.S. Treasury Cash Reserves Fund, 0.82%[c] (Identified cost—$2,380,000)		2,380,000	2,380,000
TOTAL INVESTMENTS (Identified cost—$123,332,984)	103.6%		89,595,265
LIABILITIES IN EXCESS OF OTHER ASSETS	(3.6)%		(3,147,480)
NET ASSETS	100.0%		$86,447,785

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the fund.

a  All securities have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the fund's Board of Directors. Aggregate fair value securities represent 100.9% of net assets.

b  Non-income producing.

c  Rate quoted represents the seven day yield.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

ASSETS:
Investments in securities, at value (Identified cost—$123,332,984)	$89,595,265
Cash	28,967
Receivable for investment securities sold	1,284,254
Dividends and interest receivable	373,100
Receivable for fund shares sold	7,419
Other assets	3,312
Total Assets	91,292,317
LIABILITIES:
Payable for fund shares redeemed	3,374,715
Payable for investment securities purchased	1,013,968
Payable for investment advisory fees	144,589
Payable for foreign currency overdraft, at value (Cost—$101,615)	100,230
Payable for administration fees	8,300
Payable for directors' fees	5,154
Payable for distribution fees	1,553
Payable for shareholder servicing fees	554
Other liabilities	195,469
Total Liabilities	4,844,532
NET ASSETS	$86,447,785
NET ASSETS consist of:
Paid-in-capital	$183,854,843
Dividends in excess of net investment income	(610,198)
Accumulated net realized loss	(63,066,705)
Net unrealized depreciation	(33,730,155)
$86,447,785

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2008

CLASS A SHARES:
NET ASSETS	$42,462,505
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,093,132
Net asset value and redemption price per share	$6.97
Maximum offering price per share ($6.97 ÷ 0.955)[a]	$7.30
CLASS C SHARES:
NET ASSETS	$25,869,441
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,731,217
Net asset value and offering price per share[b]	$6.93
CLASS I SHARES:
NET ASSETS	$18,115,839
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,594,691
Net asset value, offering, and redemption price per share	$6.98

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2008

Investment Income:
Dividend income (net of $421,046 of foreign withholding tax)	$5,781,458
Interest income	48,313
Total Income	5,829,771
Expenses:
Investment advisory fees	2,029,858
Distribution fees—Class A	264,286
Distribution fees—Class C	431,650
Administration fees	279,014
Shareholder servicing fees—Class A	105,714
Shareholder servicing fees—Class C	143,883
Custodian fees and expenses	248,594
Professional fees	127,226
Transfer agent fees and expenses	123,936
Shareholder reporting expenses	75,434
Registration and filing fees	65,150
Directors' fees and expenses	50,580
Line of credit fees	6,716
Miscellaneous	52,925
Total Expenses	4,004,966
Reduction of Expenses (See Note 2)	(129,133)
Net Expenses	3,875,833
Net Investment Income	1,953,938
Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(57,778,885)
Foreign currency transactions	(248,351)
Net realized loss	(58,027,236)
Net change in unrealized appreciation on:
Investments	(86,058,064)
Foreign currency translations	4,424
Net change in unrealized appreciation	(86,053,640)
Net realized and unrealized loss	(144,080,876)
Net Decrease in Net Assets Resulting from Operations	$(142,126,938)

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007
Change in Net Assets:
From Operations:
Net investment income	$1,953,938	$1,246,025
Net realized gain (loss)	(58,027,236)	10,579,972
Net change in unrealized appreciation	(86,053,640)	49,104,270
Net increase (decrease) in net assets resulting from operations	(142,126,938)	60,930,267
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(9,432,827)	(2,494,506)
Class C	(4,576,600)	(537,157)
Class I	(3,291,633)	(481,093)
Net realized gain on investments:
Class A	(4,712,803)	(289,313)
Class C	(2,509,253)	(71,154)
Class I	(1,554,382)	(37,652)
Tax return of capital
Class A	(600,265)	—
Class C	(331,541)	—
Class I	(230,195)	—
Total dividends and distributions to shareholders	(27,239,499)	(3,910,875)
Capital Stock Transactions:
Increase (decrease) in net assets from fund share transactions	(53,375,964)	166,838,568
Total increase (decrease) in net assets	(222,742,401)	223,857,960
Net Assets:
Beginning of year	309,190,186	85,332,226
End of year[a]	$86,447,785	$309,190,186

a  Includes dividends in excess of net investment income and undistributed net investment income of $610,198 and $837,665, respectively.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended October 31,		For the Period July 31, 2006[a] through
Per Share Operating Performance:	2008	2007	October 31, 2006
Net asset value, beginning of period	$16.73	$12.39	$11.46
Income from investment operations:
Net investment income	0.12 [b]	0.09 [b]	0.06 [c]
Net realized and unrealized gain (loss)	(8.45)	4.56	0.87
Total from investment operations	(8.33)	4.65	0.93
Less dividends and distributions to shareholders from:
Net investment income	(0.92)	(0.29)	—
Net realized gain on investments	(0.46)	(0.04)	—
Tax return of capital	(0.07)	—	—
Total dividends and distributions to shareholders	(1.45)	(0.33)	—
Redemption fees retained by the fund	0.02	0.02	—
Net increase (decrease) in net asset value	(9.76)	4.34	0.93
Net asset value, end of period	$6.97	$16.73	$12.39
Total investment return[d]	–53.78%	38.44%	8.12%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$42.4	$167.0	$66.3
Ratio of expenses to average daily net assets (before expense reduction)	1.86%	1.86%	3.00%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.79%	1.80%	1.80%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	0.98%	0.56%	2.47%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.04%	0.62%	3.22%[f]
Portfolio turnover rate	77%	100%	3%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended October 31,		For the Period July 31, 2006[a] through
Per Share Operating Performance:	2008	2007	October 31, 2006
Net asset value, beginning of period	$16.65	$12.37	$11.46
Income from investment operations:
Net investment income (loss)	0.05 [b]	(0.00)[b,c]	0.03 [d]
Net realized and unrealized gain (loss)	(8.43)	4.55	0.88
Total from investment operations	(8.38)	4.55	0.91
Less dividends and distributions to shareholders from:
Net investment income	(0.83)	(0.25)	—
Net realized gain on investments	(0.46)	(0.04)	—
Tax return of capital	(0.07)	—	—
Total dividends and distributions to shareholders	(1.36)	(0.29)	—
Redemption fees retained by the fund	0.02	0.02	—
Net increase (decrease) in net asset value	(9.72)	4.28	0.91
Net asset value, end of period	$6.93	$16.65	$12.37
Total investment return[e]	–54.10%	37.53%	7.95%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$25.9	$87.9	$12.2
Ratio of expenses to average daily net assets (before expense reduction)	2.51%	2.51%	3.52%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.44%	2.45%	2.45%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.38%	(0.06)%	2.49%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.44%	(0.01)%	3.10%[g]
Portfolio turnover rate	77%	100%	3%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended October 31,		For the Period July 31, 2006[a] through
Per Share Operating Performance:	2008	2007	October 31, 2006
Net asset value, beginning of period	$16.77	$12.40	$11.46
Income from investment operations:
Net investment income	0.18 [b]	0.14 [b]	0.07 [c]
Net realized and unrealized gain (loss)	(8.49)	4.57	0.87
Total from investment operations	(8.31)	4.71	0.94
Less dividends and distributions to shareholders from:
Net investment income	(0.97)	(0.32)	—
Net realized gain on investments	(0.46)	(0.04)	—
Tax return of capital	(0.07)	—	—
Total dividends and distributions to shareholders	(1.50)	(0.36)	—
Redemption fees retained by the fund	0.02	0.02	—
Net increase (decrease) in net asset value	(9.79)	4.37	0.94
Net asset value, end of period	$6.98	$16.77	$12.40
Total investment return	–53.64%	38.96%	8.20%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$18.1	$54.4	$6.8
Ratio of expenses to average daily net assets (before expense reduction)	1.50%	1.50%	2.85%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.44%	1.45%	1.45%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	1.45%	0.89%	2.39%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.51%	0.94%	3.33%[e]
Portfolio turnover rate	77%	100%	3%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Asia Pacific Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 24, 2006 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The authorized shares of the fund are divided into three classes designated Class A, C and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a monthly fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the fund.

For the year ended October 31, 2008 and through October 31, 2009, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's annual operating expenses at 1.80% for the Class A shares, 2.45% for the Class C shares and 1.45% for the Class I shares.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Under a subadvisory agreement between the advisor and Cohen & Steers Asia Limited (the subadvisor), a wholly owned subsidiary of the advisor, the subadvisor provides investment research and advice on Asia Pacific real estate companies and may provide advisory services to the fund. For its services provided under the subadvisory agreement, the advisor (not the fund) pays the subadvisor a monthly fee at the annual rate of 0.50% of the average daily net assets of the fund. For the year ended October 31, 2008, the advisor paid the subadvisor $1,014,929.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.10% of the fund's average daily net assets. For the year ended October 31, 2008, the fund paid the advisor $202,986 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the year ended October 31, 2008, the fund has been advised that the distributor received $19,015 in sales commissions from the sale of Class A shares and that the distributor also received $46,243 and $86,258 of contingent deferred sales charges relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on these classes are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class C shares.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $2,969 from the fund for the year ended October 31, 2008.

Other: At October 31, 2008, there were two investors owning 10.9% and 6.4%, respectively, of the fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the fund.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2008 totaled $154,094,576 and $229,718,126, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended October 31,
	2008	2007
Ordinary income	$25,733,444	$3,910,875
Long-term capital gains	344,054	—
Tax return of capital	1,162,001	—
Total dividends and distributions	$27,239,499	$3,910,875

As of October 31, 2008, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$472,721
Gross unrealized depreciation	(46,498,056)
Net unrealized depreciation	$(46,025,335)
Cost for federal income tax purposes	$135,620,600

As of October 31, 2008, the fund had a net capital loss carryforward of $51,390,511, which will expire on October 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

As of October 31, 2008, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and net operating losses. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $11,557,487, accumulated net realized loss was charged $2,341,772 and dividends in excess of net investment income were credited $13,899,259. Net assets were not effected by this reclassification.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 225 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Year Ended October 31, 2008		For the Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Class A:
Sold	4,988,341	$63,676,990	11,612,433	$168,143,432
Issued as reinvestment of dividends and distributions	554,996	7,403,400	155,267	2,085,088
Redeemed	(9,427,250)	(108,812,981)	(7,138,058)	(104,251,703)
Redemption fees retained by the fund[a]	—	182,601	—	186,406
Net increase (decrease)	(3,883,913)	$(37,549,990)	4,629,642	$66,163,223
Class C:
Sold	2,008,216	$24,791,471	5,474,839	$78,790,171
Issued as reinvestment of dividends and distributions	219,343	2,936,100	15,194	204,204
Redeemed	(3,774,061)	(41,286,369)	(1,201,115)	(17,780,221)
Redemption fees retained by the fund[a]	—	97,361	—	67,240
Net increase (decrease)	(1,546,502)	$(13,461,437)	4,288,918	$61,281,394
Class I:
Sold	2,095,640	$25,533,582	3,905,136	$57,366,026
Issued as reinvestment of dividends and distributions	296,743	3,949,968	21,431	295,347
Redeemed	(3,039,545)	(31,911,077)	(1,235,674)	(18,307,463)
Redemption fees retained by the fund[a]	—	62,990	—	40,041
Net increase (decrease)	(647,162)	$(2,364,537)	2,690,893	$39,393,951

a  The fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the fund. Prior to September 28, 2007, the redemption fee was charged at a rate of 1% on shares sold within six months of the time of purchase.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2008. The fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended October 31, 2008, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact of SFAS 157 and it is not expected to have a material impact on the fund's net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the fund's financial statements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Asia Pacific Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Asia Pacific Realty Shares, Inc. (the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 16, 2008

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

TAX INFORMATION—2008 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $748,167. Additionally, none of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the fund designates a long-term capital gain distribution of $344,054 at the 15% rate, or maximum allowable.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's advisory and subadvisory agreement (collectively, the "Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on June 11, 2008, the Advisory Agreements were discussed and were unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the board reviewed materials provided by the fund's advisor (the "Advisor") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Advisor, and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

advisory personnel. In addition, the board considered information provided from time to time by the Advisor throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's objective. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Advisor: The board reviewed the services that the Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The board also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicates to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the board took into account the services provided by the Advisor to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund, has had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Advisor's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Advisor, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Advisor are adequate and appropriate.

(ii) Investment performance of the fund and the Advisor: The board considered the investment performance of the fund compared to Peer Funds and compared to relevant benchmarks. The board noted that the fund outperformed the median of the Peer Funds, and the S&P/Citigroup BMI Asia Pacific Property Index, but underperformed the FTSE EPRA/NAREIT Asia Real Estate Index for the one-year period. The board also considered the Advisor's performance in managing other global and international real estate funds. The board then determined that fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the fund: Next, the board considered the advisory fees, noting that sub-advisory fees are paid by the Advisor, and administrative fees payable by the fund, as well as total expense ratios. As part of their analysis, the board gave substantial consideration to the fee and expense analyses provided by the independent data provider. The board noted that the advisory fee was slightly higher than the median for the Peer Funds and that the total expense ratios (on a gross and net basis) were higher than the Peer Funds' medians. The board noted that the Advisor is currently waiving a portion of its advisory fees and/or reimbursing expenses to limit total expenses of the Fund. The board further noted that the administrative fees payable by the fund were at the Peer Funds' median. The directors concluded that the fund's current expense structure is competitive in the peer group.

The board also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The board considered the level of the Advisor's profits and whether the profits were reasonable for the Advisor. The board took into consideration other benefits to be derived by the Advisor in connection with the Advisory Agreements,

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor receives by allocating the fund's brokerage transactions. The board also considered the fees received by the Advisor under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The directors concluded that the profits realized by the Advisor from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The board noted that the fund's advisory fee schedule does not contain any breakpoints. The board considered the fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with stockholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the board compared both the services rendered and the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The board also compared both the services rendered and the fees paid under the Advisory Agreements to the Advisor's other fund advisory agreements as well as profitability under the Advisory Agreements to the Advisor's other advisory contracts with institutional and other clients with similar investment mandates. The board determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Fund Complex Overseen by Director (Including the Fund)	Funds Within Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 55	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	21	1991 to present

Martin Cohen Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	21	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Fund Complex Overseen by Director (Including the Fund)	Funds Within Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 65	Director	Until next election of directors	Consultant. Director, Reis, Inc. (formerly Wellsford Real Property); Vice-Chair of the Board of Global Heritage Fund; Investment Committee, The Moriah Fund; Advisory Committee member, The Posse Foundation; Vice-Chair, Board of District of Columbia Public Libraries; Board member, Washington National Opera. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	21	2001 to present

George Grossman Age: 54	Director	Until next election of directors	Attorney-at-law	21	1993 to present

Richard E. Kroon Age: 66	Director	Until next election of directors	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	21	2004 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Fund Complex Overseen by Director (Including the Fund)	Funds Within Length of Time Served**
Richard J. Norman Age: 65	Director	Until next election of directors	Private Investor. Board of Directors of Maryland Public Television, Advisory Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	21	2001 to present

Frank K. Ross Age: 65	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	21	2004 to present

Willard H. Smith Jr. Age: 71	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	21	1996 to present

C. Edward Ward Jr. Age: 62	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	21	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 44	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 44	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Francis C. Poli Age: 46	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 42	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 40	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadvisor

Cohen & Steers Asia Limited
12/F Citibank Tower, Citibank Plaza
No.3 Garden Road
Central, Hong Kong

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—APFAX
C—APFCX
I—APFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Asia Pacific Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

ASIA PACIFIC REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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ANNUAL REPORT

OCTOBER 31, 2008

APRAXAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the registrant’s audit committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$52,500	$50,300
Audit-Related Fees	-0-	10,000
Tax Fees	21,000	5,400
All Other Fees	-0-	-0-

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007

Audit-Related Fees	$110,000	$70,500
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-

(e)(1)     The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant for the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal year ended October 31, 2008, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant was $110,000.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: December 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: December 24, 2008